[LOGO]Firsthand

                               [GRAPHIC OMITTED]

                                   Prospectus

                           The Technology Value Fund
                          The Technology Leaders Fund
                        The Technology Innovators Fund*
                           The Communications FundTM
                             The e-Commerce FundTM
                               November 30, 1999

Firsthand Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

An investment in the Funds is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

* The Technology Innovators Fund is closed to new investors.

This prospectus contains important information about the investment objectives, strategies and risks of the Funds that you should know before you invest in them. Please read it carefully and keep it with your investment records. Each Fund is non-diversified and has as its investment objective long-term growth of capital.

The initial minimum investment for each Fund is $10,000 except for certain retirement accounts. For Individual Retirement Accounts (IRAs), Roth IRAs and 403(b) accounts, the initial minimum investment is $2,000. For Education IRAs, the initial minimum investment is $500. For all other retirement accounts, the initial minimum investment is $10,000. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Please see "How to Purchase Shares" in this prospectus for additional information.

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

CONTENTS

     Technology Value Fund                                                     2
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     Technology Leaders Fund                                                   6
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     Technology Innovators Fund (closed to new investors)                     10
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     The Communications Fund                                                  14
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     The e-Commerce Fund                                                      18
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     Additional Investment Techniques and Strategies                          22
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     Additional Risk Considerations                                           23
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     Portfolio Management                                                     26
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     Operation of the Funds                                                   26
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     How to Purchase Shares                                                   28
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     How to Redeem Shares                                                     29
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     Shareholder Services                                                     33
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     Exchange Privilege                                                       34
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     Dividends and Distributions                                              35
     ---------------------------------------------------------------------------
     Taxes                                                                    36
     ---------------------------------------------------------------------------
     Calculation of Share Price                                               37
     ---------------------------------------------------------------------------

Call toll-free 1.888.884.2675                                     Prospectus | 1

TECHNOLOGY VALUE FUND (TVFQX)

OBJECTIVE

The Fund seeks long-term growth of capital.

STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in the electronic technology and medical technology fields which the Investment Advisor considers to be undervalued and have potential for capital appreciation.

The Investment Advisor's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Advisor believes the value exceeds the market price. In assessing a company's potential, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and the company's ability to rapidly respond to changing market conditions.

Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Please see "Additional Investment Techniques and Strategies" for further information.

RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

2 | Firsthand                                             www.FirsthandFunds.com

Because the Fund invests in fewer issuers, it is subject to greater risk than a more diversified fund. The Fund is also subject to greater risk because of its concentration of investments in technology companies due to their high volatility. The value of such investments can and often does fluctuate dramatically and may expose you to greater than average financial and market risk.

The Fund may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The Fund's ability to invest in foreign companies may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries.

Please see "Additional Risk Considerations" for further information.

PAST FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past cannot guarantee how the Fund will perform in the future.

1995      1996      1997      1998
61.17%    60.55%    6.46%     23.71%

Call toll-free 1.888.884.2675                                     Prospectus | 3

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -29.68% during the quarter ended September 30, 1998.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                      One Year     Since Inception*
--------------------------------------------------------------------------------
Technology Value Fund                   23.71%         37.24%
Dow Jones Industrial Average(1)         18.13%         27.28%
Standard & Poor's 500 Index(2)          28.58%         30.42%
NASDAQ Composite Index(3)               39.63%         31.78%

*    The public offering of shares of the Fund commenced on December 15, 1994.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(3) The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies.

EXPENSE INFORMATION

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales load imposed on purchases                        None
Sales load imposed on reinvested dividends             None
Deferred sales load                                    None
Exchange fee                                           None
Redemption fee                                         None*

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is currently $8.

4 | Firsthand                                             www.FirsthandFunds.com

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Management fee                                         1.50%
Distribution (12b-1) fee                               None
Other expenses                                         0.45%
Total annual fund operating expenses*                  1.95%

* The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year....$198 3 years.....$612 5 years.....$1,052 10 years.....$2,275

Call toll-free 1.888.884.2675                                     Prospectus | 5

TECHNOLOGY LEADERS FUND (TLFQX)

OBJECTIVE

The Fund seeks long-term growth of capital.

STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in the high technology field which the Investment Advisor considers to have the strongest competitive position. In assessing the strength of a company's competitive position, the Investment Advisor may consider such factors as technology leadership, market share, patents and other intellectual property, strength of management, marketing prowess and product development capabilities. The high technology field includes the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device segments of the technology industry.

The Investment Advisor's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Advisor believes the value exceeds the market price. In assessing a company's potential, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and the company's ability to rapidly respond to changing market conditions.

Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Please see "Additional Investment Techniques and Strategies" for further information.

RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

6 | Firsthand                                             www.FirsthandFunds.com

Because the Fund invests in fewer issuers, it is subject to greater risk than a more diversified fund. The Fund is also subject to greater risk because of its concentration of investments in technology companies due to their high volatility. The value of such investments can and often does fluctuate dramatically and may expose you to greater than average financial and market risk.

The Fund may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The Fund's ability to invest in foreign companies may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries.

Please see "Additional Risk Considerations" for further information.

PAST FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past cannot guarantee how the Fund will perform in the future.

1998
78.15%

Call toll-free 1.888.884.2675                                     Prospectus | 7

During the period shown in the bar chart, the highest return for a quarter was 58.90% during the quarter ended December 31, 1998, and the lowest return for a quarter was -12.62% during the quarter ended September 30, 1998.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                       One Year    Since Inception*

TECHNOLOGY LEADERS FUND                 78.15%         73.54%
Dow Jones Industrial Average(1)         18.13%         15.21%
Standard & Poor's 500 Index(2)          28.58%         26.22%
NASDAQ Composite Index(3)               39.63%         33.05%

*    The public offering of shares of the Fund commenced on December 10, 1997.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(3) The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies.

EXPENSE INFORMATION

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales load imposed on purchases                        None
Sales load imposed on reinvested dividends             None
Deferred sales load                                    None
Exchange fee                                           None
Redemption fee                                         None*

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is currently $8.

8 | Firsthand                                             www.FirsthandFunds.com

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Management fee                                         1.50%
Distribution (12b-1) fee                               None
Other expenses                                         0.45%
Total annual fund operating expenses*                  1.95%

* The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.....$198    3 years.....$612    5 years.....$1,052    10 years.....$2,275

Call toll-free 1.888.884.2675                                     Prospectus | 9

TECHNOLOGY INNOVATORS FUND (TIFQX)
Currently closed to new investors.*

OBJECTIVE

The Fund seeks long-term growth of capital.

STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in the high technology field which the Investment Advisor considers to be best positioned to introduce successful new products. In assessing a company's capacity for innovation, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and a demonstrated ability to bring products to market quickly. The high technology field includes the semiconductor, computer, computer peripheral, software, telecom-munication and mass storage device segments of the technology industry.

The Investment Advisor's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Advisor believes the value exceeds the market price. In assessing a company's potential, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and the company's ability to rapidly respond to changing market conditions.

Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Please see "Additional Investment Techniques and Strategies" for further information.

RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

10 | Firsthand                                            www.FirsthandFunds.com

Because the Fund invests in fewer issuers, it is subject to greater risk than a more diversified fund. The Fund is also subject to greater risk because of its concentration of investments in technology companies due to their high volatility. The value of such investments can and often does fluctuate dramatically and may expose you to greater than average financial and market risk.

The Fund may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The Fund's ability to invest in foreign companies may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries.

Please see "Additional Risk Considerations" for further information.

* From time to time, the Fund may reopen and close to new investors at the Investment Advisor's discretion. Current shareholders may make additional investments into their existing accounts or may open new accounts. Please be advised that if you redeem your total investment in the Fund, your account will be closed and you will not be able to make additional investments into the Fund.

PAST FUND PERFORMANCE

The Fund was launched on May 20, 1998. Performance results have not been provided because the Fund has not yet been in existence for a full calendar year.

Call toll-free 1.888.884.2675                                    Prospectus | 11

EXPENSE INFORMATION

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales load imposed on purchases                        None
Sales load imposed on reinvested dividends             None
Deferred sales load                                    None
Exchange fee                                           None
Redemption fee                                         None*

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is currently $8.

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Management fee                                         1.50%
Distribution (12b-1) fee                               None
Other expenses                                         0.45%
Total annual fund operating expenses*                  1.95%

* The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

12 | Firsthand                                            www.FirsthandFunds.com

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.....$198    3 years.....$612    5 years.....$1,052    10 years.....$2,275

Call toll-free 1.888.884.2675                                    Prospectus | 13

THE COMMUNICATIONS FUND (TM) (TCFQX)

OBJECTIVE

The Fund seeks long-term growth of capital.

STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies, both domestic and foreign, that the Investment
Advisor considers to be best positioned to benefit significantly from their involvement in or support of the communications industry. The Fund considers the communications industry to include companies that engage in designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and service; electronic components and equipment; broadcast; computer equipment; mobile communications; electronic mail; local and wide area networking; publishing and information systems; video; photonics; and emerging technologies combining telephone, television and/or computer systems.

The Investment Advisor's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Advisor believes the value exceeds the market price. In assessing a company's potential, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and the company's ability to rapidly respond to changing market conditions.

Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Please see "Additional Investment Techniques and Strategies" for further information.

14 | Firsthand                                            www.FirsthandFunds.com

RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

Because the Fund invests in fewer issuers, it is subject to greater risk than a more diversified fund. The Fund is also subject to greater risk because of its concentration of investments in technology companies due to their high volatility. The value of such investments can and often does fluctuate dramatically and may expose you to greater than average financial and market risk.

The Fund may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The Fund's ability to invest in foreign companies may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries.

Please see "Additional Risk Considerations" for further information.

PAST FUND PERFORMANCE

The Fund was launched on September 30, 1999. Performance results have not been provided because the Fund has not yet been in existence for a full calendar year.

Call toll-free 1.888.884.2675                                    Prospectus | 15

EXPENSE INFORMATION

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales load imposed on purchases                   None
Sales load imposed on reinvested dividends        None
Deferred sales load                               None
Exchange fee                                      None
Redemption fee                                    2.00%*

* A redemption fee of 2.00% is charged on investments held for less than 180 days. Redemption fees collected will be paid to the Fund. A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is currently $8.

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Management fee                                    1.50%
Distribution (12b-1) fee                          None
Other expenses                                    0.45%
Total annual fund operating expenses*             1.95%

* The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

16 | Firsthand                                            www.FirsthandFunds.com

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.....$198    3 years.....$612    5 years.....$1,052    10 years.....$2,275

Call toll-free 1.888.884.2675                                    Prospectus | 17

THE E-COMMERCE FUND (TM) (TEFQX)

OBJECTIVE

The Fund seeks long-term growth of capital.

STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies, both domestic and foreign, that the Investment
Advisor considers to be best positioned to benefit significantly from their involvement in or support of electronic commerce (e-commerce). The Fund considers eligible companies to be those that engage in designing, developing, operating, financing, manufacturing or providing the following activities, products and services: internet access, equipment and service; electronic components and equipment; commerce infrastructure tools such as security and payment systems; computers; software tools and utilities; electronic communications; web presence/solution providers; local and wide area networking; publishing and information systems; and emerging technologies combining communications, commerce, media and/or computer systems.

The Investment Advisor's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Advisor believes the value exceeds the market price. In assessing a company's potential, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and the company's ability to rapidly respond to changing market conditions.

Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Please see "Additional Investment Techniques and Strategies" for further information.

18 | Firsthand                                            www.FirsthandFunds.com

RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

Because the Fund invests in fewer issuers, it is subject to greater risk than a more diversified fund. The Fund is also subject to greater risk because of its concentration of investments in technology companies due to their high volatility. The value of such investments can and often does fluctuate dramatically and may expose you to greater than average financial and market risk.

The Fund may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The Fund's ability to invest in foreign companies may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries.

Please see "Additional Risk Considerations" for further information.

PAST FUND PERFORMANCE

The Fund was launched on September 30, 1999. Performance results have not been provided because the Fund has not yet been in existence for a full calendar year.

Call toll-free 1.888.884.2675                                    Prospectus | 19

EXPENSE INFORMATION

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Sales load imposed on purchases                   None
Sales load imposed on reinvested dividends        None
Deferred sales load                               None
Exchange fee                                      None
Redemption fee                                    2.00%*

* A redemption fee of 2.00% is charged on investments held for less than 180 days. Redemption fees collected will be paid to the Fund. A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is currently $8.

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Management fee                                    1.50%
Distribution (12b-1) fee                          None
Other expenses                                    0.45%
Total annual fund operating expenses*             1.95%

* The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

20 | Firsthand                                            www.FirsthandFunds.com

EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.....$198    3 years.....$612    5 years.....$1,052    10 years.....$2,275

Call toll-free 1.888.884.2675                                    Prospectus | 21

ADDITIONAL INVESTMENT
     TECHNIQUES AND STRATEGIES

The equity securities in which the Funds may invest include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies, including foreign securities listed on a foreign securities exchange or traded in the United States. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments. Each Fund may invest up to 15% of its net assets in illiquid securities.

The Investment Advisor's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Advisor believes that value exceeds the market price. The Investment Advisor intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. For purposes of the Investment Advisor's analysis, fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors the Investment Advisor will use in appraising an investment. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Advisor. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

Each Fund may purchase shares in initial public offerings (IPOs). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, the Investment Advisor will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate

22 | Firsthand                                            www.FirsthandFunds.com
those IPO purchases to other Funds the Investment Advisor advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

ADDITIONAL
     RISK CONSIDERATIONS

Equity Securities. Each Fund invests primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Small Capitalization Companies. Each Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversifi-cation and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Call toll-free 1.888.884.2675                                    Prospectus | 23

Foreign Securities. Each Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

Temporary Defensive Measures. For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. Such action may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Concentration of Investments in Certain Industries. The Technology Value Fund will invest primarily in a combination of companies within the high technology and medical technology segments, while each of the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund will invest primarily in companies within the high technology segment. The Funds will be subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. For example, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments. Investments in the high technology segment include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Investments in companies that offer new products in the high technology segment, such as investments in that area by the Technology Innovators Fund, include the risk that the new products will not meet expectations or even reach the marketplace.

24 | Firsthand                                            www.FirsthandFunds.com

Additionally, health, biotechnology and high technology segment products and services are subject to risk of rapid obsolescence caused by scientific developments and technological advances. Also, the technology and medical industries are generally more susceptible to effects caused by changes in the economic climate, broad market swings, moves in a dominant industry stock or regulatory changes.

Although the Investment Advisor currently believes that investments by the Funds in certain health, biotechnology and technology companies may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk. Accordingly, an investment in one or more of the Funds does not constitute a balanced investment program.

The Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund will invest primarily in the following high technology segments. The Technology Value Fund will invest in both the following high technology and health and biotechnology segments. At any point in time, however, each Fund may invest more than 25% of its assets in any one industry segment. This will further increase each Fund's risk and will make the Funds more volatile.

HIGH TECHNOLOGY SEGMENTS      HEALTH AND BIOTECHNOLOGY SEGMENTS
o Semiconductor               o Cardiovascular Medical Device
o Computer                    o Minimally Invasive Surgical Tool
o Computer Peripheral         o Pharmaceutical
o Software                    o Biotechnology
o Telecommunication           o Managed Care Provider
o Mass Storage Device         o Generic Drug

Year 2000 Problem. The Funds and their service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades, account services and pricing of the Funds' shares.

Call toll-free 1.888.884.2675                                    Prospectus | 25

The Funds' service providers have assured the Funds that they believe their systems are year 2000 ready. There can be no guarantee, however, that year 2000 problems will not negatively affect the Funds. The Funds do not expect year 2000 conversion costs to be substantial for the Funds because those costs are borne by the Funds' vendors and service providers and not directly by the Funds.

Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and, by extension, the value of those companies' shares held by the Funds. Foreign companies may be less prepared for the year 2000 problem, and therefore, subject to greater risk.

PORTFOLIO MANAGEMENT

The Trust retains Firsthand Capital Management, Inc. (the "Investment Advisor"), 101 Park Center Plaza, Suite 1300, San Jose, California 95113, to manage the investments of each Fund. The Investment Advisor is controlled by Kevin M. Landis, who also serves as a Trustee of the Trust. Mr. Landis has been a portfolio manager of the Technology Value Fund since the Fund's inception in 1994. Mr. Landis is the portfolio manager of the Technology Leaders Fund and the Technology Innovators Fund. Prior to his association with the Investment Advisor, Mr. Landis served as New Products Marketing Manager for S-MOS Systems, Inc., a San Jose, California semiconductor firm.

The portfolios of The Communications Fund and The e-Commerce Fund are managed by the Investment Advisor's Technology Equities Team.

OPERATION OF THE FUNDS

The Investment Advisor receives from each Fund a management fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Advisor to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to

26 | Firsthand                                            www.FirsthandFunds.com

1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

The Trust has entered into a separate contract (the "Administration Agreement") with the Investment Advisor wherein the Investment Advisor is responsible for providing administrative and general supervisory services to the Funds. Under the Administration Agreement, the Investment Advisor oversees the maintenance of all books and records with respect to the Funds' securities transactions and the Funds' book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Advisor also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the Investment Company Act of 1940. The Investment Advisor is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Advisor has also assumed responsibility for payment of all of the Funds' operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses. For the services rendered by the Investment Advisor under the Administration Agreement, the Investment Advisor receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds and as such, is the exclusive agent for the distribution of shares of the Funds. CW Fund Distributors, Inc., is a wholly-owned subsidary of Fort Washington Investment Advisors, Inc.

Call toll-free 1.888.884.2675                                    Prospectus | 27

HOW TO PURCHASE SHARES

You may purchase shares directly through the Funds' Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Funds' shares. Your initial investment in the Funds ordinarily must be at least $10,000 per Fund. For Individual Retirement Accounts (IRAs), Roth IRAs and 403(b) accounts, the initial minimum investment is $2,000. For Education IRAs, the initial minimum investment is $500. For all other retirement accounts, the initial minimum investment is $10,000. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust or an agent of the Trust. Any order placed with such brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's Prospectus. Purchase orders received by such agents prior to the close of the regular session of trading on the New York Stock Exchange (NYSE) on that day (the cut-off time) are confirmed at the net asset value determined as of the close of the regular session of trading on the NYSE on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customers) for effecting purchase orders. Direct purchase orders received by the Transfer Agent before the cut-off time are confirmed at that day's net asset value.

You may open an account and make an initial investment in the Funds through selected brokerage firms or financial intermediaries or by sending a check and a completed account application form to Firsthand Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "Firsthand Funds." Third party checks will not be accepted.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

28 | Firsthand                                            www.FirsthandFunds.com

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1.888.884.2675) for instructions. You should be prepared to give the name of the Fund in which you wish to purchase shares, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Firsthand Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "Firsthand Funds." Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

The Technology Innovators Fund is presently closed to new investors. However, from time to time, the Fund may reopen and close to new investors at the Investment Advisor's discretion. Current shareholders may make additional investments into their existing accounts or may open new accounts. Please be advised that if you redeem your total investment in the Fund, your account will be closed and you will not be able to make additional investments into the Fund.

Call toll-free 1.888.884.2675                                    Prospectus | 29

HOW TO REDEEM SHARES

You may redeem shares of each Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below, less any applicable redemption fees. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

By Telephone. You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 888-884-2675). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

30 | Firsthand                                            www.FirsthandFunds.com

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

By Mail. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

Through Broker Dealers. You may also redeem shares of the Funds by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Call toll-free 1.888.884.2675                                    Prospectus | 31

Additional Redemption Information. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Funds may make payment for shares redeemed in portfolio securities of the Funds taken at current value.

32 | Firsthand                                            www.FirsthandFunds.com

Any redemption fees will apply to exchanges and redemptions out of a Fund. The redemption fees are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged. The Funds reserve the right to waive the redemption fee under certain circumstances.

SHAREHOLDER SERVICES

Contact the Transfer Agent (nationwide call toll-free 1.888.884.2675) for additional information about the shareholder services described below.

TAX-DEFERRED RETIREMENT PLANS

Shares of each Fund are available for purchase in connection with the following tax-deferred retirement plans:

     o Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

     o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code of 1986 (the "Code")

DIRECT DEPOSIT PLANS

Shares of each Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Funds.

Call toll-free 1.888.884.2675                                    Prospectus | 33

AUTOMATIC INVESTMENT PLAN

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in each Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan; the applicable initial minimum investment still applies. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at net asset value. Shares of any Fund may also be exchanged at net asset value for shares of the Short Term Government Income Fund (the "Money Market Fund") (a series of Countrywide Investment Trust), which invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States Government and seeks high current income, consistent with protection of capital. Shares of the Money Market Fund acquired via exchange may be reexchanged for shares of any Fund at net asset value. In order to exchange your Fund shares for shares of the Money Market Fund, you must first read its prospectus and open a separate Money Market Fund account. To obtain a prospectus and account application for the Money Market Fund call 1.888.884.2675.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent. Your request is subject to the Funds' cut-off time which is normally 4:00 p.m. eastern time. Requests received by the Transfer Agent prior to the cut-off time will receive that day's net asset value. Requests received by the Transfer Agent after the cut-off time will be filled at the next day's net asset value.

34 | Firsthand                                            www.FirsthandFunds.com

The telephone exchange privilege is automatically available to all shareholders. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Before making an exchange for shares of the Short Term Government Income Fund, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the Funds.

Exchanges are considered redemptions for the purpose of assessing any applicable redemption fee.

DIVIDENDS AND DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the Funds (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Call toll-free 1.888.884.2675                                    Prospectus | 35

TAXES

Each Fund has qualified in all prior years and intends to qualify and to be treated as a "regulated investment company" under Subchapter Mof the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Funds) as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

36 | Firsthand                                            www.FirsthandFunds.com

CALCULATION OF SHARE PRICE

On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

Because each Fund may invest in foreign securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the net asset value of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Call toll-free 1.888.884.2675                                    Prospectus | 37

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investmaent in the Funds (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 1994 through December 31, 1998 has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Informaiton, which is available upon request.

Financial highlights for The Communications Fund and the e-Commerce Fund are not available because they just commenced operations on September 30, 1999.

38 | Firsthand                                            www.FirsthandFunds.com

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                   Six Months         Year         Year         Year         Year       Period
                                                     Ended           Ended        Ended        Ended        Ended        Ended
                                                    6/30/99         12/31/98     12/31/97     12/31/96     12/31/95   12/31/94 (a)
================================================================================================================================
                                                   (Unaudited)
Net asset value at beginning of period              $  32.24        $  26.06     $  26.66     $  18.44     $  11.70     $  10.00
                                                    ----------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                 (0.27)          (0.59)       (0.26)       (0.08)       (0.14)       (0.03)
                                                    ----------------------------------------------------------------------------
   Net realized and unrealized gains
     on investments                                    21.82            6.77         1.90        11.20         7.28         2.56
                                                    ----------------------------------------------------------------------------
Total from investment operations                       21.55            6.18         1.64        11.12         7.14         2.53
                                                    ----------------------------------------------------------------------------
Less distributions:
   Distributions from net realized gains                  --              --        (1.80)       (2.90)       (0.40)       (0.83)
                                                    ----------------------------------------------------------------------------
   Distributions in excess of net realized gains          --              --        (0.44)          --           --           --
                                                    ----------------------------------------------------------------------------
Total distributions                                       --              --        (2.24)       (2.90)       (0.40)       (0.83)
                                                    ----------------------------------------------------------------------------

Net asset value at end of period                    $  53.79        $  32.24     $  26.06     $  26.66     $  18.44     $  11.70
                                                    ============================================================================

Total return                                          66.84%(b)       23.71%        6.46%       60.55%       61.17%       25.30%(b)
                                                    ============================================================================

Net assets at end of period (millions)              $  325.9        $  178.1     $  194.4     $   35.1     $    2.7     $    0.2
                                                    ============================================================================

Ratio of expenses to average net assets                1.94%(c)        1.95%        1.93%        1.81%        1.98%        1.96%(c)
                                                    ----------------------------------------------------------------------------
Ratio of net investment loss to average
   net assets                                         (1.58%)(c)      (1.80%)      (1.43%)      (0.55%)      (1.45%)      (1.29%)(c)
                                                    ----------------------------------------------------------------------------

Portfolio turnover rate                                  57%(b)         126%         101%          43%          45%          56%(b)
                                                    ----------------------------------------------------------------------------

(a) Represents the period from the commencement of operations (May 20, 1994) through December 31, 1994.
(b)  Not annualized.
(c)  Annualized.

Call toll-free 1.888.884.2675                                    Prospectus | 39

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                           Six Months          Year         Period
                                             Ended            Ended          Ended
                                            6/30/99          12/31/98     12/31/97(a)
                                           (Unaudited)
===================================================================================
Net asset value at beginning of period      $  17.94         $  10.07      $  10.00
                                            ---------------------------------------
Income from investment operations:
   Net investment income (loss)                (0.12)           (0.09)         0.01
                                            ---------------------------------------
   Net realized and unrealized gains
      on investments                            8.55             7.96          0.06
                                            ---------------------------------------
Total from investment operations                8.43             7.87          0.07
                                            ---------------------------------------
Less distributions:
   Dividends from net investment income           --               --            --
                                            ---------------------------------------
   Distributions from net realized gains          --               --            --
                                            ---------------------------------------
Total distributions                               --               --            --
                                            ---------------------------------------

Net asset value at end of period            $  26.37         $  17.94      $  10.07
                                            =======================================

Total return                                  47.00%(b)        78.15%         0.70%(b)
                                            =======================================

Net assets at end of period (millions)      $   96.3         $   42.8      $    3.6
                                            =======================================

Ratio of expenses to average net assets        1.94%(c)         1.94%         1.80%(c)
                                            ---------------------------------------
Ratio of net investment income (loss)
   to average net assets                      (1.49%)(c)       (1.03%)        1.77%(c)
                                            ---------------------------------------

Portfolio turnover rate                          29%(b)          105%            0%
                                            ---------------------------------------

(a) Represents the period from the commencement of operations (May 20, 1997) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

40 | Firsthand                                            www.FirsthandFunds.com

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                       Six Months       Period
                                                         Ended           Ended
                                                        6/30/99       12/31/98(a)
                                                      (Unaudited)
================================================================================
Net asset value at beginning of period                 $  16.01         $  10.00
                                                       -------------------------
Income from investment operations:
   Net investment loss                                    (0.04)           (0.01)
                                                       -------------------------
   Net realized and unrealized gains on investments       12.07             6.02
                                                       -------------------------
Total from investment operations                          12.03             6.01
                                                       -------------------------
Less distributions:
   Dividends from net investment income                      --               --
                                                       -------------------------
   Distributions from net realized gains                     --               --
                                                       -------------------------
Total distributions                                          --               --
                                                       -------------------------

Net asset value at end of period                       $  28.04         $  16.01
                                                       =========================

Total return                                             75.14%(b)        60.10%(b)
                                                       =========================

Net assets at end of period (millions)                 $   50.2         $    6.5
                                                       =========================

Ratio of expenses to average net assets                   1.92%(c)         1.92%(c)
                                                       -------------------------

Ratio of net investment loss to average net assets       (1.04%)(c)       (0.59%)(c)
                                                       -------------------------

Portfolio turnover rate                                     80%(b)          188%(b)
                                                       -------------------------

(a) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(b)  Not annualized.
(c)  Annualized.

Call toll-free 1.888.884.2675                                    Prospectus | 41

[LOGO]

FIRSTHAND FUNDS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

UNDERWRITER
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-Free) 1.888.884.2675

contact us at:
888.884.2675
www.firsthandfunds.com

                          File Nos. 33-73832, 811-8268

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety.

To obtain a free copy of the SAI or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1.888.884.2675.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1.800.SEC.0330. Reports and other information about the Funds are avail-able on the Commission's Internet site at www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 30, 1999

                              TECHNOLOGY VALUE FUND
                             TECHNOLOGY LEADERS FUND
                           TECHNOLOGY INNOVATORS FUND
                           THE COMMUNICATIONS FUND(TM)
                             THE E-COMMERCE FUND(TM)

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for the Funds dated November 30, 1999, as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at 101 Park Center Plaza, Suite 1300, San Jose, California 95113, or by calling Firsthand Funds toll-free at 1.888.884.2675.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.......................11
INVESTMENT RESTRICTIONS.......................................................13
TRUSTEES AND OFFICERS.........................................................14
INVESTMENT ADVISORY AND OTHER SERVICES........................................15
THE UNDERWRITER...............................................................16
SECURITIES TRANSACTIONS.......................................................17
PORTFOLIO TURNOVER............................................................18
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................18
TAXES.........................................................................20
HISTORICAL PERFORMANCE INFORMATION............................................22
CUSTODIAN.....................................................................24
LEGAL COUNSEL AND AUDITORS....................................................24
COUNTRYWIDE FUND SERVICES, INC................................................25

     THE TRUST

Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 11, 1993, and offers several series of shares. This Statement of Information ("SAI") pertains to the Technology Value Fund, the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund (each a "Fund" and collectively the "Funds"). Each Fund is a non-diversified series and has its own investment objective and policies. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust.

Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Strategies and Risk Considerations") appears below:

MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable
Fund).

DEBT SECURITIES. Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

Each Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

MONEY MARKET FUNDS. Each Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of such company's pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Funds.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, the Funds may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

NON-DIVERSIFICATION OF INVESTMENTS. Each Fund is operated as a "non-diversified" portfolio. As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of each Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer.

WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that those Funds have considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing covered call options is not a principal investment strategy of the Funds.

WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Writing covered put options is not a principal investment strategy of the Funds.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.

By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options a Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options a Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Funds generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser not to commit greater than 30% of a Fund's net assets to option strategies.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase portfolio securities.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter. Loans of portfolio securities are not a principal investment strategy of the Funds.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

     QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

MOODY'S
-------

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S
-----------------

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

MOODY'S
-------

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S
-----------------

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions designed to reduce the risk of an investment in the Funds. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Each Fund may not:

1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3. Purchase or sell commodities or commodity contracts, including futures contracts, except that the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7. Purchase or sell puts and calls on securities, except that the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund may purchase and sell puts and calls on stocks and stock indices.

8. Make short sales of securities.

9. Participate on a joint or joint and several basis in any securities trading account.

10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.
The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 1998.

NAME                    AGE      POSITION HELD         TOTAL COMPENSATION**

*Kevin M. Landis        [38]     Trustee/President             N/A
Michael T. Lynch        [38]     Trustee                    $8,000
Jerry Wong              [48]     Trustee                       N/A***
Yakoub Bellawala        [34]     Treasurer                     N/A

* Kevin M. Landis is an affiliated person of Firsthand Capital Management, Inc., the Funds' investment adviser, and is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**  The Trust does not maintain pension or retirement plans.
*** Jerry Wong became a Trustee on 11/27/99

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

KEVIN M. LANDIS, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 is President of Firsthand Capital Management, Inc., and has been a portfolio manager with Firsthand Capital Management since 1994.

MICHAEL T. LYNCH, 400 North 34th St. Suite 300, Seattle, WA 98103 is currently a Vice President of Sales and Business Development of Digital Intelligence, Inc. Mr. Lynch served as a Product Manager for Iomega Corp. from 1995 through 1999. Mr. Lynch served as a Product Manager for Adaptec, Inc. during 1995. He served as Product Line Manager for Calera Recognition Systems, Inc., a manufacturer of Optical Character Recognition Software, from 1990 to 1995.

JERRY WONG, 2620 Somerset Drive, Belmont, CA 94002 is currently Vice President of Finance of Poet Software Corporation. Mr. Wong served as a Corporate Controller for Blyth Software Inc. from 1993 through July 1995 and has been with Poet since 1995. Mr. Wong served as Corporate Controller and Secretary of Corporation for Protocol Engines Inc. from 1991 to 1993.

YAKOUB BELLAWALA, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is Vice President of Business Development of Firsthand Capital Management. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (1995-1996); the Director of Product Management and Product Marketing for Starbase Corporation (1994-1995); and a Senior Product Manager for Oracle Corporation (1989-1994).

     INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (the "Investment Adviser"), 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999 the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of the Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser (i) manages the investment operations of each Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with each Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Funds' securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

Pursuant to the Advisory Agreement, each Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1998, 1997 and 1996, the Technology Value Fund paid advisory fees of $2,734,532, $1,830,251 and $122,185, respectively. For the fiscal year and period ended December 31, 1998 and 1997, the Technology Leaders Fund paid advisory fees of $286,734 and $1,769, respectively. For the fiscal period ended December 31, 1998, the Technology Innovators Fund paid advisory fees of $14,782.

By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, each Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 1998, 1997 and 1996, the Technology Value Fund paid administrative fees of $816,383, $778,503 and $101,257, respectively. For the fiscal year and period ended December 31, 1998 and 1997, the Technology Leaders Fund paid administrative fees of $86,020 and $531, respectively. For the fiscal period ended December 31, 1998, the Technology Innovators Fund paid administrative fees of$4,435.

The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

     THE UNDERWRITER

CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Underwriter. The Underwriter has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Underwriter, or by the Underwriter at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

     SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts.

The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Funds do not allocate brokerage business in return for sales of the Funds' shares.

Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Funds to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.

The Technology Value Fund paid brokerage commissions of $110,003, $275,303 and $57,050 during the fiscal years ended December 31, 1998, 1997 and 1996, respectively. The Technology Leaders Fund paid brokerage commissions of $19,440 and $876 during the fiscal year and period ended December 31, 1998 and 1997, respectively. The Technology Innovators Fund paid brokerage commissions of $1,050 during the fiscal period ended December 31, 1998.

The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

     PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. It is expected that the turnover for The Communications Fund and The e-Commerce Fund will be between 100% and 200% annually. For the fiscal years ended December 31, 1998 and 1997, The Technology Value Fund's portfolio turnover rate was 126% and 101%, respectively. For the fiscal year ended December 31, 1998, the portfolio turnover rate of the Technology Leaders Fund was 105%. For the fiscal period ended December 31, 1998, the portfolio turnover rate for the Technology Innovators Fund was 188%.

     PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

In valuing a Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Funds, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES

Orders for shares received by the Trust in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Funds.

The Trust will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN KIND

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

     TAXES

Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As regulated investment companies, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, each Fund intends to make distributions in accordance with these distribution requirements.

In view of each Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by the

Funds of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of each Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

Each Fund may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Funds do not anticipate investment in securities of foreign corporations to this extent, the Funds will likely not be able to make this election and foreign tax credits will be allowed only to reduce a Fund's tax liability, if any.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions which are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Funds which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Funds will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

     HISTORICAL PERFORMANCE INFORMATION

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                        n
                                  P(1+T) = ERV
Where:
P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total returns of the Funds for the periods ended December 31, 1998 are as follows:

Technology Value Fund:
   1-Year                                                       23.71%
   Since inception (May 20, 1994)                               36.93%
   Since SEC effective date (December 15, 1994)                 37.24%

Technology Leaders Fund:
   1-Year                                                       78.15%
   Since inception (December 10, 1997)                          73.54%

Technology Innovators Fund:
   Since inception (May 20, 1998) (not annualized)              60.10%

Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

The Technology Value Fund's total returns as calculated in this manner for each of its past four fiscal years are as follows:

                                  Period Ended
                                  ------------
         December 31, 1995                               61.17%
         December 31, 1996                               60.55%
         December 31, 1997                                6.46%
         December 31, 1998                               23.71%

The Technology Leaders Fund's total returns as calculated in this manner for its past fiscal years is as follows:

                                  Period Ended
                                  ------------
         December 31, 1998                               78.15%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Funds may provide comparative performance information appearing in any appropriate category published by Morngingstar, Inc., or by Lipper Analytical Services, Inc. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

     PRINCIPAL SECURITY HOLDERS

As of November 26, 1999 the following persons owned of record 5% or more of the shares of the Funds:

THE TECHNOLOGY VALUE FUND:

NAME                                            SHARES          % OWNERSHIP

Charles Schwab & Co                          4,803,209               40.79%
101 Montgomery Street
San Francisco, California 94104

National Financial Services Corp.            2,472,444               20.99%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

National Investors Services Corp.            1,289,718               10.95%
55 Water Street 32nd Floor
New York, New York 10041

THE TECHNOLOGY LEADERS FUND:

NAME                                            SHARES          % OWNERSHIP

Charles Schwab & Co.                         2,978,337               39.70%
101 Montgomery Street
San Francisco, California 94104

National Financial Services Corp.            2,560,397               27.41%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

National Investors Services Corp.              622,391                8.29%
55 Water Street 32nd Floor
New York, New York 10041

THE TECHNOLOGY INNOVATORS FUND:

NAME                                            SHARES          % OWNERSHIP

Charles Schwab & Co.                         4,276,576               40.85%
101 Montgomery Street
San Francisco, California 94104

National Financial Services Corp.            2,482,372               23.71%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

National Investors Services Corp.            1,202,059               11.48%
55 Water Street 32nd Floor
New York, New York 10041

Charles Schwab & Co., a corporation organized in California, may be deemed to control The Technology Value Fund, The Technology Leaders Fund and The Technology Innovators Fund. National Financial Services Corp., a corporation organized in New York, may be deemed to control The Technology Leaders Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

As of November 26, 1999, the Trustees and officers of the Trust owned of record or beneficially less than 1% of each Fund's outstanding shares.

     CUSTODIAN

Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, has been retained to act as Custodian for each Fund's investments. Firstar, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

     LEGAL COUNSEL AND AUDITORS

The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, acts as legal counsel for the Trust and the Trust's independent Trustees.

The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 1999. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and will advise the Trust as to certain accounting matters.

     COUNTRYWIDE FUND SERVICES, INC.

Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. Countrywide also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Countrywide to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays Countrywide (1) a fee for administrative services at the annual rate of 0.10% of the average value of each Fund's daily net assets up to $100,000,000, 0.075% of such assets from $100,000,000 to $200,000,000 and 0.05% of such assets in excess of $200,000,000; (2) a fee for transfer agency and shareholder services at the annual rate of $16 per shareholder account of the Funds; and (3) a monthly fee for accounting and pricing services which will vary according to each Fund's average net assets during such month. In addition, the Investment Adviser reimburses Countrywide for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. Countrywide is an affiliate of the Underwriter by reason of common ownership.

     FINANCIAL STATEMENTS

Audited financial statements for the relevant periods ended December 31, 1998, for each Fund as contained in the Annual Report to Shareholders of the Funds for the fiscal year or period ended December 31, 1998, are incorporated herein by this reference.